UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 9, 2021
KONTOOR BRANDS, INC.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On November 9, 2021, we issued a press release announcing that Kontoor Brands, Inc. (the “Company”) intends to offer $400.0 million aggregate principal amount of senior unsecured notes (the “Offering”) to persons reasonably believed to be “qualified institutional buyers” in reliance on the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act. The Company intends to use the proceeds from this offering, together with cash on hand, to fund the repayment of the following outstanding debt in connection with the amendment and extension of the Company’s Credit Agreement, dated as of May 17, 2019, including the Senior Secured Credit Facilities thereunder, and to pay related fees, costs, premiums and expenses in connection therewith (including accrued and unpaid interest with respect to such amounts): (i) $265.0 million aggregate principal amount outstanding under the Company’s existing Term Loan A facility (resulting in $400.0 million in aggregate borrowings remaining outstanding under such facility) and (ii) $133.0 million aggregate principal amount outstanding under the Company’s existing Term Loan B facility (resulting in the repayment in full of borrowings under such facility). A copy of the press release is attached as an exhibit to this report and is incorporated herein by reference.
The information in this Form 8-K under Item 7.01, including Exhibit 99.1 hereto, is being furnished pursuant Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.
CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS
This Form 8-K, including the exhibits hereto, may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. In some cases, these forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “goal,” “target,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative version of these words or other comparable words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about the Company’s expected financial results and the Offering, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. Risks and uncertainties include whether or not the Offering will be consummated and the terms, size, timing and use of proceeds of the Offering and the factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended October 2, 2021. You are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Kontoor Brands, Inc., dated November 9, 2021.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: November 9, 2021	By:	/s/ Rustin Welton
	Name:	Rustin Welton
	Title:	Executive Vice President and Chief Financial Officer